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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 28, 2006



                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                 333-106323
--------------------------    --------------------      --------------------
     (STATE OR OTHER           (COMMISSION FILE          (I.R.S. EMPLOYER
     JURISDICTION OF               NUMBER)               IDENTIFICATION NO.)
     INCORPORATION)


    383 Madison Avenue
 New York, New York 10l79                                      10179
--------------------------                              --------------------
 (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
  EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000
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Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (a)   Not applicable

              (b)   Not applicable

              (c)   Exhibits:

              1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  BEAR STEARNS ASSET BACKED SECURITIES I LLC


                                  By:  /s/ Baron Silverstein
                                      ------------------------------------------
                                  Name:    Baron Silverstein
                                  Title:   Vice President

Dated:   April 28, 2006


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                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's
Registration Statement on Form S-3, Registration No. 333-106323, as noted below:
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

                           Item 601(a) of
                           Regulation S-K
 Exhibit Number              Exhibit No.               Sequentially Numbered Description                         Page
 --------------              -----------               ---------------------------------                         ----
      1                          5.1                   Opinion of Greenberg Traurig, LLP with                     4
                                                       respect to legality

                                 8.1                   Opinion of Greenberg Traurig, LLP with                     4
                                                       respect to federal income tax matters
                                                       (contained in Exhibit 5.1)

                                                       Consent of Greenberg Traurig, LLP                          4
                                23.1                   (contained in Exhibit 5.1)

                                                       Opinion of Structured Asset Mortgage                       7
      2                          5.2                   Investments II Inc. with respect to legality

                                                       Consent of Structured Asset Mortgage
                                                       Investments II Inc. (contained in Exhibit                  7
                                23.2                   5.1)
